UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 14, 2005

Marchex, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50658	35-2194038
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

413 Pine Street

Suite 500

Seattle, Washington 98101

(Address of Principal Executive Offices)

(206) 331-3300

(Registrant’s telephone number, including area code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 of the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 8.01. Other Events.

Attached hereto as Exhibit 99.1, and incorporated herein by reference, are certain unaudited pro forma condensed consolidated financial statements of Marchex, Inc. for the six months ended June 30, 2005 relative to Marchex’s previously reported acquisitions, including the goClick.com, Inc. acquisition, the Name Development Ltd. asset acquisition and the Pike Street Industries, Inc. asset acquisition, and the February 2005 common and preferred stock follow-on offerings.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1	Marchex, Inc. unaudited pro forma condensed consolidated financial statements the six months ended June 30, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 2005	MARCHEX, INC.

	By:	/S/ MICHAEL A. ARENDS
	Name: Title:	Michael A. Arends Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Marchex, Inc. unaudited pro forma condensed consolidated financial statements for the six months ended June 30, 2005.

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